                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  June 30, 1999
                                                          -------------

                         CYPRUS AMAX MINERALS COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                 1-10040                  36-2684040
--------------------------------------------------------------------------------
   (State or other juris-        (Commission              I.R.S. Employer
  diction of incorporation)      File Number)           (Identification No.)

9100 East Mineral Circle,  Englewood, CO                                   80112
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                (303) 643-5000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 2.  Disposition of Assets
------------------------------

On June 30, 1999, pursuant to a Stock Purchase and Sale Agreement, dated as of May 12, 1999, by and among Cyprus Amax Minerals Company ("Cyprus Amax"), Amax Energy Inc., Cyprus Amax Coal Company, and RAG International Mining GmbH, Cyprus Amax completed the sale of its coal subsidiary to RAG International Mining GmbH. The terms of the transaction were established through arm's length negotiation.

Cyprus Amax received $1,039 million in cash in the transaction and expects to report near break-even pre-tax earnings from the sale. Because of Cyprus Amax's tax position in 1999, tax payments as a result of the transaction are expected to be partially mitigated. Proceeds from the sale are expected to be used for general corporate purposes, including debt reduction, the existing share buyback program and to strengthen Cyprus Amax's financial position and core mining business.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(b)  Unaudited Pro forma Financial Information

Cyprus Amax's unaudited Pro forma financial statements give effect to the sale of its coal subsidiary as if such transaction had occurred for balance sheet purposes, on March 31, 1999 and for income statement purposes as of January 1, 1998. The Pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of Cyprus Amax's future results.


Cyprus Amax Minerals Company
Pro forma Balance Sheet at March 31, 1999
(In Millions)

                                                         Historical
                                                ---------------------------                    Pro forma
                                                                Disposition                   Consolidated
                                                                -----------     Pro forma       Without
                                                Consolidated       Coal        Adjustments       Coal
                                                ------------    -----------    -----------    ------------
Current Assets                                  $       837     $      202     $     1,053(1) $     1,688
Properties - At Costs, Net                            3,799          1,245                          2,554
Equity Investments and Other Assets                     555             82              19(3)         492
                                                -----------     ----------     -----------    -----------
 Total Assets                                   $     5,191     $    1,529     $     1,072    $     4,734
                                                ===========     ==========     ===========    ===========

Current Liabilities                             $       584     $      160     $        85(2) $       509

Long-Term Debt and Capital Lease Obligations          1,719             33               -          1,686
Other Liabilities                                       738            310             (13)(3)        415
                                                -----------     ----------     -----------    -----------
 Total Noncurrent Liabilities and Deferred
  Credits                                             2,457            343             (13)         2,101
Minority Interest                                        32             13               -             19

Shareholders' Equity
 Preferred Stock                                          5              -               -              5
 Common Stock                                             1              -               -              1
 Paid-In Surplus                                      2,913          1,439           1,439(4)       2,913
 Accumulated Deficit                                   (706)          (426)           (439)(4)       (719)
 Other                                                   (8)             -               -             (8)
                                                -----------     ----------     -----------    -----------
                                                      2,205          1,013           1,000          2,192
Treasury Stock at Cost                                  (87)             -               -            (87)
                                                -----------     ----------     -----------    -----------
 Total Shareholders' Equity                           2,118          1,013           1,000          2,105
                                                -----------     ----------     -----------    -----------
 Total Liabilities and Shareholders' Equity     $     5,191     $    1,529     $     1,072    $     4,734
                                                ===========     ==========     ===========    ===========

Pro forma Income Statement for Year Ended December 31, 1998
(In Millions except Per Share Data)

                                                          Historical
                                                  --------------------------                        Pro forma
                                                     Cyprus      Disposition                       Consolidated
                                                      Amax       -----------      Pro forma          Without
                                                  Consolidated      Coal        Adjustments (5)        Coal
                                                  ------------   -----------    ---------------    ------------
Revenue                                           $      2,566   $       906    $             -    $      1,660

Costs and Expenses
  Costs of Sales                                         1,787           700                  -           1,087
  Selling and Administrative                               119            14                  -             105
  Depreciation, Depletion, and Amortization                361           107                  -             254
  Write-Downs and Special Charges                          118             -                  -             118
  Exploration Expense                                       45             -                  -              45
                                                  ------------   -----------    ---------------    ------------
Total Costs and Expenses                                 2,430           821                  -           1,609

Income From Operations                                     136            85                  -              51
Other Income (Expense)
  Interest Income                                           17             -                  -              17
  Interest Expense                                        (168)          (11)                 -            (157)
  Capitalized Interest                                       5             3                  -               2
  Loss on Equity Investments and Other                     (53)            -                  -             (53)
                                                  ------------   -----------    ---------------    ------------
Income (Loss) Before Income Taxes and Minority
   Interest                                                (63)           77                  -            (140)
  Income Tax Benefit (Provision)                           (13)           (2)                 -             (11)
  Minority Interest                                          1             -                  -               1
                                                  ------------   -----------    ---------------    ------------
Net Income (Loss)                                          (75)           75                  -            (150)(5)

Preferred Stock Dividends                                  (19)            -                  -             (19)
                                                  ------------   -----------    ---------------    ------------
Income (Loss) Applicable to Common Shares         $        (94)  $        75    $             -    $       (169)
                                                  ============   ===========    ===============    ============

Earnings (Loss) per Common Share
  Basic and Diluted *                             $      (1.02)  $       .81                       $      (1.83)(6)

Weighted Average Common Shares Outstanding
  Basic                                                     92            92                                 92
  Diluted                                                  102           102                                102


* Diluted earnings (loss) per share were anti-dilutive.

Pro forma Income Statement for Period Ended March 31, 1999
(In Millions except Per Share Data)

                                                                          Historical
                                                                ------------------------------                     Pro forma
                                                                   Cyprus          Disposition                    Consolidated
                                                                    Amax           -----------     Pro forma        Without
                                                                Consolidated          Coal       Adjustments (6)      Coal
                                                                ------------       -----------   ---------------  ------------
Revenue                                                         $        449       $       166   $             -  $        283

Costs and Expenses
  Costs of Sales                                                         345               124                 -           221
  Selling and Administrative                                              18                 1                 -            17
  Depreciation, Depletion, and Amortization                               73                21                 -            52
  Write-Downs and Special Charges                                          -                 -                 -             -
  Exploration Expense                                                      3                 -                 -             3
                                                                ------------       -----------   ---------------  ------------
Total Costs and Expenses                                                 439               146                 -           293

Income From Operations                                                    10                20                 -           (10)
Other Income (Expense)
  Interest Income                                                          4                 -                 -             4
  Interest Expense                                                       (36)               (2)                -           (34)
  Capitalized Interest                                                     1                 -                 -             1
  Loss on Equity Investments and Other                                   (10)                -                 -           (10)
                                                                ------------       -----------   ---------------  ------------
Income (Loss) Before Income Taxes and Minority                           (31)               18                 -           (49)
 Interest
  Income Tax Benefit (Provision)                                           4                (2)                -             6
  Minority Interest                                                        1                 1                 -             -
                                                                ------------       -----------   ---------------  ------------
Net Income (Loss)                                               $        (26)      $        17   $             -  $        (43)(6)

Preferred Stock Dividends                                                 (5)                -                 -            (5)
                                                                ------------       -----------   ---------------  ------------
Income(Loss)  Applicable to Common Shares                       $        (31)      $        17   $             -  $        (48)
                                                                ============       ===========   ===============  ============

Earnings (Loss) per Common Share
  Basic and Diluted *                                           $      (0.33)      $       .19                    $      (0.53)(6)

Weighted Average Common Shares Outstanding
  Basic                                                                   90                90                              90
  Diluted                                                                100               100                             100

*  Diluted earnings (loss) per share were anti-dilutive.

Notes to Unaudited Pro forma Balance Sheet and Income Statements

(1) Reflects the gross cash proceeds of $1,039 million from the sale of the coal subsidiary. Additionally, deferred tax asset has been adjusted to reflect the sale.

(2) To adjust for expenses related to the coal subsidiary sale, primarily legal, investment brokers fees and outside services. Additionally, income taxes payable has been adjusted to reflect the sale.

(3) To adjust noncurrent notes receivable and other long-term liabilities to reflect the future buyout of subleased equipment between RAG International Mining GmbH and Cyprus Amax. Additionally, deferred income taxes have been adjusted to reflect the sale.

(4) To adjust shareholders' equity for the settlement of intercompany accounts and notes receivables and the effect of adjustments in notes (1) - (3) above.

(5) Assumes that the proceeds of $1,039 million from the sale of the coal subsidiary remains in cash. At an average interest rate of six percent, interest income would increase by $62 million and income tax expense would increase by $15 million, resulting in a Pro forma Consolidated Loss Without Coal of $103 million, or $1.33 loss per share.

(6) Assumes that the proceeds of $1,039 million from the sale of the coal subsidiary remains in cash. At an average interest rate of six percent, interest income would increase by $16 million and income tax expense would increase by $4 million, resulting in a Pro forma Consolidated Loss Without Coal of $31 million, or $0.40 loss per share.


(c)  Exhibits

     Exhibit
     Number                   Document
     ------                   --------

     2(a) Stock Purchase and Sale Agreement, dated as of May 12, 1999, by and among Cyprus Amax Minerals Company, Amax Energy Inc., Cyprus Amax Coal Company and RAG International Mining GmbH, incorporated herein by reference to Exhibit 10 to Cyprus Amax Minerals Company Form 10-Q for the quarter ended March 31, 1999.

     2(b) Tax Sharing and Indemnification Agreement, dated June 30, 1999, by and between Cyprus Amax Minerals Company, Amax Energy Inc., Cyprus Amax Coal Company and RAG American Coal Company.

     99 Press Release, dated June 30, 1999, issued by Cyprus Amax Minerals Company.

The following schedules are being omitted from this filing:

Schedules to the Stock Purchase and Sale Agreement
--------------------------------------------------

3.2.6     Pre-Closing Conditions

3.2.7(b)  Cyprus Amax Coal Company Subsidiaries

3.2.8 Cyprus Amax Coal Company and Subsidiaries Common Shares Authorized, Issued, and Par Values

3.2.10    Cyprus Amax Coal Company - Domestic Operations Financial Statements

3.2.11    Real Property

3.2.12    Personal Property

3.2.13    Intellectual Property

3.2.14    Material Contracts

3.2.15    Listing of Large Customer

3.2.16       Employee Policies

3.2.17       Litigation and Claims

3.2.18       Environmental Matters

3.2.19       Extraordinary Events

3.2.20       Compliance with Laws

3.2.21       Unabated and Abated Notices of Violation

3.2.22       Insurance Policies

3.2.23       Transactions with Affiliates

3.2.24(a-d)  Bonds

3.2.24(e-f)  Guarantees, Letters of Credits, Equipment Leases, and Leases

3.2.25       Employee Benefit Plans

3.2.25(g)    Welfare and Benefit Plan Litigation

3.2.25(k)    Multi-employer benefit plans

3.3.25(l)    Retirees and dependents under Section 9706 of the Internal Revenue
             Code

3.3.25(m)    Retirees and Dependents under Section 9712(d)(1)(A) of the Internal
             Revenue Code

3.3.25(n)    Retirees and Dependents under Section 9712(d)(1)(B) of the Internal
             Revenue Code

3.3.25(o)    Welfare and Benefit Plans Payment

4.2.3        Debt and Capital Leases

4.3.6(c)     Guarantees Related to Australian Assets

4.3.6(e)     Equipment Leases

5.1.3        Actuarial Calculation Methodology

5.19         Employees Excluded from Section 5.1.9

6.2.5        Consents Required at Closing


Registrant will furnish supplementally a copy of any omitted schedule to the agreements listed above to the Securities and Exchange Commission upon request.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 1999                 CYPRUS AMAX MINERALS COMPANY

                                     By:   /s/ John Taraba
                                           --------------------------
                                     Name: John Taraba
                                           Vice President and
                                           Controller (Principal
                                           Accounting Officer)

Exhibits
--------

     Exhibit
     Number                   Document
     ------                   --------

     2(a) Stock Purchase and Sale Agreement, dated as of May 12, 1999, by and among Cyprus Amax Minerals Company, Amax Energy Inc., Cyprus Amax Coal Company and RAG International Mining GmbH, incorporated herein by reference to Exhibit 10 to Cyprus Amax Minerals Company Form 10-Q for the quarter ended March 31, 1999.

     2(b) Tax Sharing and Indemnification Agreement, dated June 30, 1999, by and between Cyprus Amax Minerals Company, Amax Energy Inc., Cyprus Amax Coal Company and RAG American Coal Company.

     99 Press Release, dated June 30, 1999, issued by Cyprus Amax Minerals Company.